                                                                        EX-24.1

                              POWER OF ATTORNEY

                           MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-3 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 45,000 shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of March 10, 1994, by and between the Corporation. Louis deK. Belden, as Trustee of The Louis deK. Belden 1991 Revocable Trust, Louis deK. Belden, Individually, and Belden and Associates Investment Counsel; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following persons in the capacities indicated on this 21st day of June, 1994.

Frank V. Cahouet                          C. Frederick Fetterolf
- ------------------------------------      ------------------------------------
Frank V. Cahouet, Director and            C. Frederick Fetterolf, Director
Chief Executive Officer

Burton C. Borgelt                         Ira J. Gumberg
- ------------------------------------      ------------------------------------
Burton C. Borgelt, Director               Ira J. Gumberg, Director

Carol R. Brown                            Pemberton Hutchinson
- ------------------------------------      ------------------------------------
Carol R. Brown, Director                  Pemberton Hutchinson, Director

J. W. Connolly                            Rotan E. Lee
- ------------------------------------      ------------------------------------
J. W. Connolly, Director                  Rotan E. Lee, Director

Charles A. Corry
- ------------------------------------      ------------------------------------
Charles A. Corry, Director                Andrew W. Mathieson, Director

Robert Mehrabian                          W. Keith Smith
- ------------------------------------      ------------------------------------
Robert Mehrabian, Director                W. Keith Smith, Director


Seward Prosser Mellon                     Joab L. Thomas
- ------------------------------------      ------------------------------------
Seward Prosser Mellon, Director           Joab L. Thomas, Director


David S. Shapira                          Wesley W. von Schack
- ------------------------------------      ------------------------------------
David S. Shapira, Director                Wesley W. von Schack, Director


H. Robert Sharbaugh                       William J. Young
- ------------------------------------      ------------------------------------
H. Robert Sharbaugh, Director             William J. Young, Director

                                                                        EX-24.1

                              POWER OF ATTORNEY

                           MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-3 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 45,000 shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of March 10, 1994, by and between the Corporation, Louis deK. Belden, as Trustee of The Louis deK. Belden 1991 Revocable Trust, Louis deK. Belden, Individually, and Belden and Associates Investment Counsel; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and conforming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following persons in the capacities indicated on this 30th day of June, 1994.

                                          Andrew W. Mathieson
                                          -------------------------------------
                                          Andrew W. Mathieson, Director